Exhibit 99.1

Legacy Reserves LP
January 26, 2009

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements.
These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.
Please see the factors described in the Partnership’s Annual Report on Form 10-K and the
Quarterly Report on Form 10-Q for the Quarter ended September 30, 2008 in Item 1A under “Risk
Factors”. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Legacy Reserves: Investment Thesis
❑ 40% management and insider ownership and no Incentive Distribution
 Rights creates alignment of interests
❑ Hedge position provides strong distribution support
❑ Over $100 million of current availability on credit facility
❑ Acquisition track record and deal pipeline support distributions - over $400 million of acquisitions since going public
❑ 100% tax shield in 2007

Name	Title	Years Experience in the Permian Basin	Years Experience in the Oil & Gas Industry
Cary D. Brown, CPA	Chairman & CEO	16	18
Steven H. Pruett	President & CFO	19	24
Kyle A. McGraw	EVP, Business Development & Land	26	26
Paul T. Horne	EVP, Operations	22	24
William M. Morris, CPA	VP, Controller & CAO	25	27
Senior Management averages over 20 years of experience
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Independent Board Members
William R. Granberry
Former Pres & COO
Tom Brown, Inc.
Legacy Management Team

Pampa, TX
Field Office
LGCY
NASDAQ
LISTED
Midland, TX
Headquarters

LEGACY RESERVES

Legacy Base Asset Overview
❑ Diversified across over 3,300
 Producing Wells
❑ Long-Lived Reserves
❑ 77% Operated
❑ Over 8,400 Net Boepd
❑ 72% Oil and NGL
❑ 86% PDP
❑ Geographically focused in
 Permian Basin and Mid-
 Continent Regions

(1)  Source: http://www.utpb.edu
 Map Source: Midland Map Company.
(2)  Source: Lasser from May-June, 2008
Stable Platform
Permian Basin Attributes Fit the MLP Model
❑ Over 24 BBbls produced since
 1921 (1)
❑ Produces over 800,000 Bopd
 and 4 Bcfpd (2)
❑ Multiple producing formations
❑ Established infrastructure and
 ample take-away capacity
❑ Long-lived reserves
❑ Predictable, shallow decline
 rates
❑ Fragmented ownership

Closing Date	Seller	Region / Field	Closing Purchase Price ($MM)	Cash/Units	% PDP (% by Vol)	R / P (years)	% Oil/NGL (% of Rate)	Proved Reserves (Mboe)	Current Net Prod Rate (Boepd)	1st 12 Mo Cash Flow ($MM)	Net Dev. Capital ($MM)	F&D Cost ($/Boe)	Cost per Boepd ($/Boepd)	Cash Flow Multiple
16	2007 Total			$ 196.9		92%	14.6	74%	14,233	2,668	$ 35.62	$ 14.4	$ 14.85	$ 73,801	5.5
2008															
1	01/15/08	Carbon - 5 WIO's	Spraberry Trend	$ 4.50	cash	100%	16.5	73%	357	59	$ 0.94		$ 12.60	$ 75,686	4.8
2	01/15/08	Summit - 7 WIO's	Spraberry Trend	$ 0.20	cash	100%	13.4	81%	14	3	$ 0.04		$ 14.18	$ 69,200	5.0
3	01/15/08	CL&F (Summit)	Spraberry Trend	$ 7.64	cash	100%	13.7	78%	448	90	$ 1.80		$ 17.04	$ 85,309	4.2
4	01/18/08	BEVO et al	Texas Panhandle	$ 17.40	cash	100%	16.2	63%	1,090	184	$ 3.16		$ 15.96	$ 94,314	5.5
5	02/26/08	SG (Summit)	Spraberry Trend	$ 3.88	cash	100%	11.3	68%	224	54	$ 0.83		$ 17.34	$ 71,276	4.7
6	04/30/08	Coms III	Permian, KS & OK	$ 78.50	cash / units	80%	14.5	69%	4,012	757	$ 14.07	$ 7.60	$ 21.46	$ 103,699	5.6
7	05/07/08	Ish Petroleum	Texas Panhandle	$ 10.18	cash	100%	18.9	100%	635	92	$ 2.25		$ 16.03	$ 110,609	4.5
8	06/01/08	C. Ray (Coms WIO)	Scarborough	$ 0.95	cash	100%	10.2	61%	49	13	$ 0.29		$ 19.40	$ 72,402	3.3
9	06/18/08	OHM Operating	Texas Panhandle	$ 13.20	cash	100%	19.4	78%	950	134	$ 2.63		$ 13.89	$ 98,507	5.0
10	07/29/08	Fonsar Oil	Howard Glasscock	$ 9.71	cash	100%	18.8	100%	549	80	$ 2.41		$ 17.68	$ 121,338	4.0
11	07/29/08	Thomas Production	Wyoming	$ 4.26	cash	100%	14.0	100%	251	49	$ 1.16		$ 16.95	$ 86,857	3.7
12	08/29/08	Gryphon Production	Texas Panhandle	$ 13.00	cash	43%	35.1	90%	1,558	122	$ 1.91	$ 5.25	$ 11.71	$ 106,557	6.8
13	10/03/08	Cano (Pantwist)	Texas Panhandle	$ 41.33	cash	100%	18.6	71%	3,094	457	$ 7.05		$ 13.36	$ 90,435	5.9
14	10/06/08	Summit-Jenkins Unit	Jenkins	$ 9.44	cash	100%	16.9	94%	424	69	$ 1.98		$ 22.25	$ 137,209	4.8
	2008 Total			$ 214.2		88%	17.3	77%	13,656	2,164	$ 40.51	$ 12.9	$ 16.62	$ 98,991	5.3
	2007-2008 Total			$ 411.1		90%	15.8	76%	27,889	4,832	$ 76.14	$ 27.3	$ 15.72	$ 85,080	5.4

LEGACY RESERVES

Legacy 2007-2008 Acquisitions
Hedged approximately 80% of forecasted production for over 4 years on acquisitions

Permian Basin
1,536,000 Boepd
Texas Panhandle
225,000 Boepd

LEGACY RESERVES

Legacy needs to buy 0.1% of target assets annually to accomplish its goals.
Target Assets
$176 Billion
At $100,000 per Boe
Source: Lasser from May-June, 2008
Permian Basin and Texas Panhandle Production

Financial Summary

($ in millions) except for per unit data	Quarter Ending				
	9-30-07	12-31-07	3-31-08	6-30-08	9-30-08
Production (Boe/d)	5,196	6,453	6,817	7,363	7,587
Revenue with realized hedges	$29.8	$40.1	$42.0	$51.5	$45.9
Operating Income	$10.4	$18.1	$24.0	$34.8	$29.8
Adjusted EBITDA [1]	$18.9	$25.6	$27.2	$31.5	$23.4
Distributable Cash Flow [1]	$15.2	$16.7	$22.3	$25.3	$10.0
Distributable Cash Flow per Unit [1]	$0.56	$0.58	$0.71	$0.80	$0.32

LEGACY RESERVES

Financial and Operating Data - Latest Twelve Months
❑ Production growth trend expected to continue in fourth quarter
❑ 27% distribution increase since IPO in January 2007
(1) Please see pages 18-19 for non-GAAP measures.
Summary Financial Information

Net Production
65% CAGR
Boepd
8,000
7,000
6,000
5,000
4,000
3,000
2,000
3,655
4,540
5,188
6,282
6,817
7,358
7,587
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

Production Per Unit
43% CAGR
Boe/Yr x 1000
100
80
60
40
20
0
52
64
73
79
84
86
89
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

Adjusted EBITDA
65% CAGR
$ (In Millions)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$11.1
$14.7
$18.9
$25.6
$27.2
$31.5
$23.4
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08

Quarterly Distribution
13% CAGR
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.41
$0.42
$0.43
$0.45
$0.49
$0.52
$0.52
$0.52
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08

LEGACY RESERVES

Note: CAGR = Compound Annual Growth Rate
Quarterly Production and Cash Flow Profile

Borrowing Capacity / Financing Strategy
❑ Borrowing base increased to $410 million in November, 2008
❑ Available liquidity, even with expected lowering of bank commodity price forecasts in the Spring 2009 borrowing base redetermination
❑ Legacy’s long-term strategy is to fund acquisition program at approximately 50% debt and equity over time, keeping leverage at moderate levels for financial flexibility
❑ Raised $292 million of equity since Legacy’s formation in 2006 with $285 million of outstanding debt

Legacy Core Competencies
❑ Evaluation of Acquisitions and Development Projects
 – Review property performance history
 – Apply local knowledge and skills
❑ Finance Capital Requirements
 – Manage liquidity and flexibility in credit facility
 – Access and place equity appropriately
❑ Execute the Plan
 – Integrate properties efficiently
 – Identify and implement opportunities to increase production and reserves

2,000
1,500
1,000
500
0
(MBbl)
$84.61
$84.20
$89.86
$83.71
$82.00
1,564
1,470
1,224
1,035
240
2009
2010
2011
2012
2013
Hedged Volume
Price ($/Bbl)

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
(MMBtu)
$7.78
$7.63
$8.01
$8.02
3,167
2,840
2,127
1,580
2009
2010
2011
2012
Hedged Volume
Price ($/MMBtu)

LEGACY RESERVES

(1) Reflects WAHA and ANR-OK swaps which approximate Legacy’s gas sales indices.
Oil
Natural Gas (1)
Oil and Gas Price Hedging Summary

NGL's

80
60
40
20
0
(MBbls)
$53.53
$48.43
54
38
2008
2009
Hedged Volume
Price ($/Bbl)

BOE's

3,000
2,500
2,000
1,500
1,000
500
0
(MBoe)
$74.37
$74.84
$80.47
$76.79
$82.00
2,146
1,943
1,579
1,298
240
2009
2010
2011
2012
2013
Hedged Volume
Price ($/Boe)

LEGACY RESERVES

*
Mark-to-Market (MTM), unrealized gains and losses impact reported earnings, but not cash flow.
Note: LGCY Credit Agreement limits hedging to 85% of PDP forecasted volumes.
Commodity Price Hedging Summary

GP Interest
<0.1%
Public Unitholders
41%
Founding Investors, Directors and Management
40%
Sellers of Assets to Legacy
7%
144A & PIPE Unitholders
12%

LEGACY RESERVES

Ticker: LGCY
Exchange: NASDAQ
Unit Price (1/21/09): $11.92 per unit
Quarterly Distribution: $0.52 per unit
Yield: 17.2%
Market Capitalization: $370 million
Note: Estimated Ownership as of 12/01/08
Legacy Ownership

Why Buy Legacy?
❑ Large insider ownership creates alignment of interest with unitholders
❑ Yields are compelling; spreads to Treasuries are too wide
❑ Distribution is supported by long-lived reserves and commodity hedges

Adjusted EBITDA & Distributable Cash Flow Reconciliation
 This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP") measures to their nearest comparable generally accepted accounting principles ("GAAP") measures, may be used periodically by management when discussing Legacy's financial results with investors and analysts and they are also available on Legacy's website under the Investor Relations tab. Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  We define Distributable Cash Flows as Adjusted
 EBITDA less cash interest expense, cash settlement of unit options, and development capital expenditures. Adjusted EBITDA and Distributable Cash Flow is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA and Distributable Cash Flow may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate Adjusted EBITDA and Distributable Cash Flow in the same manner.

($ in thousands)	Quarter Ending 9-30-07	12-31-07	3-31-08	6-30-08	9-30-08
Net income (loss)	$ 2,164	$ (50,907)	$ (21,097)	$ (175,786)	$ 227,952
Plus:					
Interest expense	1,905	3,695	4,178	(1,212)	4,198
Income taxes		337	210	297	122
Depletion, depreciation, amortization and accretion	6,960	9,349	9,617	10,523	13,082
Impairment of long lived assets	950	1,974	104	4	339
Loss (gain) on disposal of assets	156	-	-	(4,942)	-
Non-cash compensation expense	(124)	129	138	1,338	(117)
Unrealized (gain) loss on oil and natural gas swaps	6,844	60,979	34,026	201,326	(222,138)
Adjusted EBITDA [(1)]	**$ 18,855**	**$ 25,556**	**$ 27,176**	**$ 31,548**	**$ 23,438**
Less:					
Cash interest expense	$ 1,296	$ 2,827	$ 1,993	$ 2,188	2,805
Cash settlement of unit options				$ 34	37
Development capital expenditures	$ 2,402	$ 5,989	$ 2,990	$ 4,388	10,563
Distributable Cash Flow [(1)]	**$15,157**	**$16,740**	**$22,193**	**$24,938**	**$10,033**

(1) Adjusted EBITDA and Distributable Cash Flow are non-GAAP financial measures.
Reconciliation of Net Income to Adjusted EBITDA & Distributable Cash Flow
Adjusted EBITDA and DCF Reconciliation